UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2025

Banner Corporation
(Exact name of registrant as specified in its charter)

Washington	000-26584	91-1691604
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 S. First Avenue
Walla Walla, Washington 99362
(Address of principal executive offices) (Zip Code)

(509) 527-3636
Registrant's telephone number (including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	BANR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)The Annual Meeting of Shareholders (the “Annual Meeting”) of Banner Corporation (the “Company”) was held on May 22, 2025.

(b)There were a total of 34,485,045 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 28,954,741 shares of common stock were represented in person or by proxy; therefore, a quorum was present. The following proposals were submitted by the Company’s Board of Directors to a vote of shareholders:

Proposal 1. Election of Directors. The following individuals were elected as directors for a one year term:

	For		Against		Abstain
	Number of votes	Percentage of voted shares	Number of votes	Percentage of voted shares	Number of votes
Ellen R.M. Boyer	27,435,942	99.41	130,678	.47	34,019
Connie R. Collingsworth	26,104,746	94.58	1,457,783	5.28	38,110
Margot J. Copeland	27,539,599	99.78	49,556	.18	11,484
Mark J. Grescovich	27,404,567	99.29	187,511	.68	8,562
Roberto R. Herencia	20,898,826	75.72	6,689,909	24.24	11,904
David A. Klaue	25,835,781	93.61	1,756,439	6.36	8,420
John R. Layman	26,508,879	96.05	1,080,192	3.91	11,569
John Pedersen	27,525,676	99.73	63,245	.23	11,719
Kevin F. Riordan	27,525,311	99.73	64,483	.23	10,846
Terry S. Schwakopf	26,791,032	97.07	764,894	2.77	44,714
Paul J. Walsh	27,525,437	99.73	63,496	.23	11,706

The number of Broker Non-Votes for each of the above individuals was 1,354,101.

Based on the votes set forth above, Directors Boyer, Collingsworth, Copeland, Grescovich, Herencia, Klaue, Layman, Pedersen, Riordan, Schwakopf and Walsh were duly elected to serve as directors of the Company for a one-year term expiring at the annual meeting of shareholders in 2026, and until their respective successors have been duly elected and qualified.

Proposal 2. An advisory (non-binding) vote to approve our executive compensation. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
26,123,555	1,446,002	31,082	1,354,101

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved by shareholders.

Proposal 3. An advisory (non-binding) vote on whether future advisory votes on executive compensation should be held every one, two or three years. This proposal received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
25,272,997	129,501	2,166,822	31,319	1,354,101

Based on the votes set forth above, an advisory vote on executive compensation to be held annually was approved by shareholders.

In light of such approval and in accordance with Section 5.07(d) of the Form 8-K requirements, the Company’s Board of Directors determined that the Company will hold an advisory say-on-pay vote each year in connection with its annual meeting of shareholders until the next vote on the frequency of shareholder advisory votes on the compensation of executives. The next advisory vote on the frequency of future say-on-pay votes will occur no later than 2031.

Proposal 4. Ratification of the Audit Committee’s appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
27,793,858	1,148,781	12,102	0

Based on the votes set forth above, the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm to serve for the year ending December 31, 2025 was duly ratified by the shareholders.

Proposal 5. Approval of the Adoption of the Banner Corporation 2025 Employee Stock Purchase Plan. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
23,553,006	4,027,176	20,456	1,354,101

Based on the votes set forth above, the adoption of the Banner Corporation 2025 Employee Stock Purchase Plan was approved by shareholders.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

104     Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANNER CORPORATION

Date: May 28, 2025	By: /s/ Robert G Butterfield
Robert G Butterfield
Executive Vice President and Chief Financial Officer